National Health Investors

Investor Update

June 2, 2025



Montage Creek Senior Living

NHI
NATIONAL HEALTH INVESTORS

Disclaimers

This presentation, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as "may," "will," "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the operating success of our managers, tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; risks associated with pandemics, epidemics or outbreak; the risk that the cash flows of our tenants, managers and borrowers may be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; our ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2024 and under the heading "Risk Factors" in Item 1A in our Form 10-Q for the quarter ended March 31, 2025.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company's quarterly supplementals which can be found on our website at www.nhireit.com, and in our quarterly Form 10-Q filings and annual Form 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.



Overview of First Quarter 2025

Summary of Quarterly Financial Results [1]

(in thousands except per share and percentages)	Q1 2024	Q4 2024	Q1 2025
Net Income per diluted share	$0.71	$0.95	$0.74
NAREIT FFO per diluted share	$1.10	$1.24	$1.14
Normalized FFO per share	$1.12	$1.12	$1.15
Funds Available for Distribution (FAD)	$50,975	$52,073	$56,001
Diluted shares outstanding	43,425	45,435	45,879
FAD Payout Ratio	76.7%	79.0%	75.0%
SHOP NOI	$2,942	$3,250	$3,086
SHOP NOI Margin	22.2%	23.2%	22.1%



Key Operating and Balance Sheet Highlights

Real Estate Investments

- Lease revenue excluding straight-line, lease amortization, and escrow reimbursement revenue of $65.3 million increased 8.0% compared to Q1 2024 and increased 4.1% compared to Q4 2024;
- Deferral repayments of $2.0 million in Q1 2025 compared to $2.3 million in Q1 2024 and $2.3 million in Q4 2024. The Q1 2025 deferral repayments included approximately $1.4 million in unscheduled repayments with approximately $1.3 million of that amount repaid by Bickford;
- Quarterly percentage rent for the NHC lease for 2025 is $1.6 million compared to $1.4 million in 2024. Q1 2025 included an additional $1.0 million of percentage rent related to the prior year final certification; and
- Interest income and other revenue of $6.5 million compares to $6.1 million in the prior year period and $6.0 million in Q4 2024.

Senior Housing Operating Portfolio (SHOP) [1]

- Q1 2025 NOI of $3.1 million increased 4.9% compared to the prior year period;
- Q1 2025 SHOP NOI margin of 22.1% declined 10 bps compared to the prior year period and 90 bps sequentially;
- Average Q1 2025 occupancy of 89.2% increased 390 bps year-over-year and declined 20 bps sequentially;
- Revenue per Occupied Room ("RevPOR") of $3,008 in Q1 2025 was up 0.7% year-over-year and flat sequentially; and
- NHI continues to estimate 12% - 15% NOI growth for 2025.

Balance Sheet [1]

- Net Debt to Adjusted EBITDA at an annualized 4.1x is at the low end of NHI's target range of 4.0x – 5.0x;
- The Company has approximately 0.9 million shares available to settle under ATM forward sales agreements for proceeds of approximately $68.9 million at March 31, 2025;
- Total liquidity of approximately $865.7 million at March 31, 2025; and
- In April 2025, NHI paid off approximately $60.1 million in secured debt and extended its $200 million term loan by six months to December 2025

Portfolio Activity

- Announced 2025 YTD investments totaling $174.9 million at an average initial yield of approximately 8.2%;
- NHI is currently evaluating a pipeline of investment opportunities valued at approximately $331.4 million (excluding large portfolio investments) that includes $126.7 million in signed LOIs of which approximately $71 million represents a SHOP investment; and
- Effective May 1, 2025, NHI amended the Discovery triple net master lease on six properties which includes Discovery's agreement to cooperate in the transition of these properties to a new SHOP venture.

1 Refer to Appendix for definitions and relevant non-GAAP reconciliations

Updated 2025 Guidance

NATIONAL HEALTH INVESTORS

2025 Guidance Midpoints [1]

(in millions except per share amounts)	*As of Feb-25 Midpoint*	*As of May-25 Midpoint*
Net income attributable to common stockholders	**$ 143.3**	**$ 144.9**
Adjustments to NAREIT Funds From Operations (FFO)		
Depreciation (net) [2]	73.1	75.7
Gains on sales (net) and impairments of real estate	-	(1.1)
NAREIT FFO	**$ 216.4**	**$ 219.5**
Adjustments to Normalized Funds From Operations (NFFO) [2]	-	1.8
NFFO	**$ 216.4**	**$ 221.3**
Adjustments to Funds Available for Distribution (FAD)		
Straight-line revenue and lease incentive amortizations (net) [3]	(1.8)	(3.0)
Equity method investment adjustments	(1.8)	(2.7)
Equity method investment non-refundable fees received	1.6	1.8
Non-cash stock-based compensation	5.5	5.5
SHOP [2] and equity method investment recurring capital expenditures	(2.1)	(2.0)
Transaction costs	-	1.2
Other [4]	3.9	2.9
FAD	**$ 221.7**	**$ 225.1**
Weighted average diluted common shares [5]	46.8	47.0
NAREIT FFO per diluted common share	$ 4.63	$ 4.67
NFFO per diluted common share	$ 4.63	$ 4.71

1 Refer to Appendix for definitions and relevant non-GAAP reconciliations
2 Includes estimated proxy contest expenses of $1.8 million
3 Net of amounts attributable to non-controlling interests
4 Includes credit loss reserve, non-real estate deprecation (net) and amortizations associated with debt facilities
5 Includes settlement of all forward equity

2025 Guidance Assumptions & Considerations

NHI's 2025 annual guidance includes the following assumptions:

- $155 million in unidentified new investments at an initial average yield of 8.2%;
- Continued rent concessions, asset dispositions and loan repayments;
- Continued fulfillment of existing commitments;
- SHOP NOI annual growth in a range of 12% - 15%;
- Continued collection of deferred rents; and
- Investments and other income from announced subsequent events.

In addition to the assumptions listed above, NHI's guidance range is based on several other assumptions, many of which are outside the Company's control and all of which are subject to change. The guidance range may change if actual results vary from these assumptions.



Investment Overview

NHI NATIONAL HEALTH INVESTORS

Active Management Creates Multiple Avenues for Organic Growth

- Targeting SHOP conversions of existing triple net lease assets
- Capex program supports organic growth and adds value to owned real estate
- Operator performance improvement driving stronger EBITDARM coverage and continued deferral repayments



Significant Potential Organic Growth in SHOP Platform

- Significant upside opportunity with potential SHOP performance improvement
- Margin expansion potential driven by stabilized occupancy and rate growth
- Expect 2025 SHOP NOI growth in a range of 12% - 15%



Financial Strength Positions NHI for External Growth

- Leverage well within 4.0x – 5.0x net debt to adjusted EBITDA rang
- Significant investment capacity on revolver and ATM
- Closed $412.4 million in 2024 & 2025 YTD investments and a $331.4 million pipeline including $126.7 million in signed LOIs



Strong Industry Dynamics Support Long Term Growth [1]

- Supply of senior housing inventory is growing at less than 1.5% and slowing as new starts are more than 50% below historical average
- Demand is surging as 85+ population growth expected to accelerate over the next 15 years



1 University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through 1Q 2025.

Multiple Avenues for Organic Growth

(dollars in thousands)

Rent Resets, Internal Investment, and SHOP Conversions Create Incremental Organic Growth Opportunities

- **SHOP Conversions**
  - NHI is targeting select opportunities to transition triple net senior housing assets to SHOP structures where the Company sees strong cash flow potential under existing and new operators
  - SHOP conversions present a capital efficient opportunity to take advantage of the exceptional long-term tailwinds in the senior housing industry
  - Effective May 1, 2025, NHI amended the Discovery triple net master lease on six properties which includes Discovery's agreement to cooperate in the transition of these properties to a new SHOP venture

- **Internal Investments**
  - Board of Directors approved $25.0 million during the first quarter of 2024 for additional investment in existing leased properties
  - Investments are expected to be funded within two years of project approval
  - Qualifying projects designed to assist current tenants with improving property level NOI
  - Investments earn a return of no less than 8.0% and recognized through additional rental income
  - At March 31, 2025, $19.6 million has been committed and $5.9 million has been funded

- **Rent Resets and Continued Deferral Repayments**
  - Bickford has a scheduled rent reset in April 2026 and the NHC master lease matures on December 31, 2026
  - NHI collected $11.2 million in deferral repayments during 2024 and approximately $2.0 million in Q1 2025
    - Outstanding balance of approximately $18.5 million at March 31, 2025 provides opportunity for future shareholder enhancement





Active Asset Management Creates Stronger Portfolio

NHI NATIONAL HEALTH INVESTORS

EBITDARM Coverage Improvement

Need Driven Senior Housing EBITDARM coverage continues to show improvement as a result of dispositions, rent restructurings and improving fundamentals.

Senior Housing - Need Driven

- Coverage in the TTM ended Q4 2024 remained at 1.41x
- Bickford coverage was 1.69x in the TTM through Q4 2024. On a pro forma basis to include the April 2024 rent increase, coverage improved to 1.66x from 1.63x in the TTM through Q3 2024
- Excluding Bickford, Need Driven portfolio coverage improved 1 bp sequentially to 1.23x in the Q3 2024 period
    - Need Driven excluding Bickford represents approximately 20% of annualized adjusted NOI

Senior Housing – Discretionary

- Coverage of 1.67x is driven in large part by NHI's largest tenant, SLC, which reported stable coverage at 1.56x
- Discretionary ex. SLC, which largely represents coverage for our other entrance fee operators, was 1.86x

Skilled Nursing

- Anchored by National Healthcare Corporation (NHC) (fixed corporate charge coverage) and The Ensign Group (ENSG), NHI's SNF coverage continues to be very healthy at 3.06x for the TTM ended Q4 2024
- Recall that NHC's coverage is a fixed charge coverage ratio reported at the corporate-level

Trailing Twelve Month (TTM) EBITDARM Coverage [1, 2]

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Senior Housing					
Properties	91	89	92	101	104
EBITDARM Coverage	1.45x	1.49x	1.52x	1.55x	1.53x
Senior Housing - Need Driven					
Properties	77	75	78	87	90
EBITDARM Coverage	1.35x	1.38x	1.41x	1.41x	1.41x
Bickford					
Properties	38	38	38	38	38
EBITDARM Coverage	1.58x	1.67x	1.72x	1.70x	1.69x
Need Driven ex. Bickford					
Properties	37	37	40	49	52
EBITDARM Coverage	1.16x	1.15x	1.15x	1.22x	1.23x
Senior Housing - Discretionary					
Properties	14	14	14	14	14
EBITDARM Coverage	1.54x	1.60x	1.64x	1.70x	1.67x
Senior Living Communities ("SLC")					
Properties	10	10	10	10	10
EBITDARM Coverage	1.48x	1.49x	1.52x	1.56x	1.56x
Discretionary ex. SLC					
Properties	5	5	5	5	5
EBITDARM Coverage	1.63x	1.83x	1.87x	2.01x	1.86x
Skilled Nursing					
Properties	68	68	68	68	68
EBITDARM Coverage	2.82x	2.97x	3.04x	3.05x	3.06x
Total [3]					
Properties	160	158	161	170	173
EBITDARM Coverage	2.00x	2.08x	2.12x	2.11x	2.09x

1 Please see Appendix for EBITDARM definition and non-GAAP reconciliation. EBITDARM coverage calculated by dividing EBITDARM by cash rent.
2 Excludes transitioned properties under cash-flow based leases, loans and mortgages; excludes development and lease-up properties in operation less than 24 months; and includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.
3 Total includes one medical non-skilled nursing facility.

Asset Diversification Creates Stronger Portfolio

NHI
NATIONAL HEALTH INVESTORS


Senior Housing - Need Driven
Bickford
Need Driven ex. Bickford
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

The Senior Housing – Need Driven portfolio has experienced significant coverage improvement since the start of the portfolio optimization in 2021.

The SNF and Discretionary (largely CCRC) portfolios which generate ~58% of adjusted NOI have proved resilient throughout.


Senior Housing - Discretionary
Skilled Nursing
3.00x
2.50x
2.00x
1.50x
1.00x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.

Senior Housing - Need Driven Fundamentals Improving

NHI
NATIONAL HEALTH INVESTORS

Senior Housing – Need Driven Main Optimization Focus

- The Senior Housing – Need Driven leased portfolio represents approximately 32% of annualized adjusted NOI including approximately 12% from the Bickford leased portfolio and 20% from other Need Driven operators. EBITDARM coverage for this group continues to have the lowest coverage though much improved through optimization efforts. Coverage excluding Bickford was 1.23x in the most recent period measured compared to a low of 0.79x in 2021 when the portfolio optimization began.
- **Dispositions:** Since 2021 through the end of 2024, NHI disposed of 48 underperforming senior housing properties. At March 31, 2025, NHI had no properties held for sale.
- **Improving fundamentals:** As displayed in the charts below, Need Driven operators have substantially improved operating fundamentals resulting in improved occupancy, greater coverage, fewer deferrals and higher repayments. Excluding Bickford, approximately $10.9 million from eight operators has been repaid to date.
- **Bickford:** Despite the quarterly dip in occupancy, Bickford's pro forma EBITDARM coverage was a healthy 1.66x and deferral repayments at approximately $1.3 million in Q1 2025 increased 15.5% from Q4 2024.




Need Driven excluding Bickford (dollars in '000s)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
0.79x 0.76x 0.76x 0.79x 0.87x 0.91x 0.96x 1.00x 1.07x 1.09x 1.13x 1.16x 1.15x 1.15x 1.22x 1.23x
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25
Deferrals
Repayments
Coverage


Bickford (dollars in '000s)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
77.8% 80.2% 83.3% 85.0% 83.8% 83.0% 84.9% 84.2% 82.0% 81.8% 84.0% 85.1% 85.8% 85.4% 86.2% 87.3% 85.0%
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25
Repayments
Occupancy

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.
Deferrals exclude any incentives granted operators.

Occupancy represents average quarterly occupancy for the period specified.

Senior Housing Operating Portfolio (SHOP) Opportunity

(dollars in thousands except RevPOR)

NHI
NATIONAL HEALTH INVESTORS

Significant Organic NOI Upside in SHOP as 2025 Outlook Unchanged

- **SHOP Upside**: SHOP NOI increased by 4.9% in Q1 2025 driven mainly by a 390-bps increase in occupancy to 89.2% which resulted in a 5.2% increased in resident fees. The NOI margin was off by 10 bps 22.1%. RevPOR increased by less than 1.0%. With portfolio occupancy approaching stabilization near 90%, NHI expects that rate growth will be a driver of future margin improvement. ***Despite the slow start, the Company continues to target NOI growth in a range of 12% - 15 % in 2025 with significant upside for multiple years.***
  - **Occupancy**: Q1 2025 occupancy improved 390-bps year-over-year 89.2%;
  - **RevPOR**: Q1 2025 RevPOR[1] increased by 60 basis points year-over-year to $3,008; and
  - **NOI**: Q1 2025 SHOP NOI[2] increased 4.9% year-over-year to approximately $3.1 million. The SHOP NOI margin[4] declined slightly by 10 bps year-over-year to 22.1%.

	2021[5]	2022[5]	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	Q1 2025
Properties	15	15	15	15	15	15	15	15	15	15	15	15	15
Units	1,730	1,731	1,734	1,734	1,734	1,733	1,734	1,732	1,732	1,732	1,732	1,732	1,732
Occupancy	78.9 %	76.7 %	75.2 %	75.5 %	79.0 %	83.2 %	78.2 %	85.3 %	87.0 %	88.6 %	89.4 %	87.6 %	89.2 %
RevPOR	$ 3,020	$ 3,008	$ 2,989	$ 3,004	$ 3,010	$ 2,995	$ 2,999	$ 2,988	$ 2,962	$ 2,989	$ 3,014	$ 2,990	$ 3,008
Resident Fees	$ 49,469	$ 47,940	$ 11,700	$ 11,793	$ 12,367	$ 12,950	$ 48,809	$ 13,256	$ 13,390	$ 13,771	$ 14,004	$ 54,421	$13,939
Operating Expenses [3]	(28,898)	(34,010)	(9,215)	(9,094)	(9,428)	(9,417)	(37,154)	(9,668)	(9,773)	(10,065)	(10,059)	(39,564)	(10,162)
Management Fees [3]	(2,473)	(2,396)	(584)	(588)	(616)	(645)	(2,433)	(646)	(664)	(679)	(697)	(2,685)	(691)
SHOP NOI [2]		$ 11,535	$ 1,901	$ 2,111	$ 2,322	$ 2,888	$ 9,222	$ 2,942	$ 2,953	$ 3,027	$ 3,248	$ 12,170	$ 3,086
SHOP NOI Margin [4]	36.6 %	24.1 %	16.2%	17.9%	18.8%	22.3%	18.9 %	22.2%	22.1%	22.0%	23.2%	22.4%	22.1%

Significant incremental SHOP NOI margin opportunity

1 RevPOR calculated by dividing resident fees by (units multiplied by occupancy %).
2 Refer to Appendix for definitions and relevant non-GAAP reconciliations.
3 The sum of operating expenses and management fees reflect the total reported senior housing operating expenses. Management fees reflect 5.0% of resident fees as disclosed in the Company's senior housing operating portfolio structure.
4 SHOP NOI margin calculated by dividing each respective quarter SHOP NOI by each quarter resident revenue.
5 Shaded area reflects periods of operations under different managers prior to the April 1, 2022, SHOP formation and are provided for illustrative purposes. Refer to Appendix for definitions and relevant non-GAAP reconciliations.

Senior Housing Operating Portfolio (SHOP) Opportunity

NATIONAL HEALTH INVESTORS

- Prior to the pandemic, the 15-community portfolio that transitioned to SHOP averaged occupancy in the high-80% range which was comparable to NIC MAP IL properties in secondary markets. The pandemic, lack of investment, and disruption from multiple management changes have resulted in significant underperformance relative to the industry.
- **The portfolio has focused efforts on driving occupancy which is now in-line with the industry:**
  - SHOP monthly occupancy accelerated through much of 2023 and throughout 2024 from a February 2023 low of 75.1% to a high of 90.0% in December 2024 before a seasonal dip to 88.9% in March 2025.
  - Preliminary occupancy for April 2025 indicates an increase from March 2025 to 89.4%
  - As occupancy has returned to pre-pandemic levels, NHI expects to have more pricing power which should result in higher RevPOR and NOI margin.
  - SHOP quarterly 1Q 2025 occupancy at 89.2% represents a 390 bps year-over-year improvement. The quarterly occupancy compares to the NIC MAP IL secondary market properties at 91.1% and freestanding IL at 89.8% which demonstrates our SHOP operators have largely closed the occupancy gap to the industry.

SHOP-15 Monthly Occupancy: March 2020 – March 2025



89.9%
88.9%
75.1%
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24
May-24
Jul-24
Sep-24
Nov-24
Jan-25
Mar-25

SHOP-15 v. NIC MAP Quarterly Occupancy: 1Q 22 – 1Q 25



Senior Housing Operating (SHOP)
NIC MAP® IL Secondary Markets
NIC MAP® Freestanding IL Secondary Markets
90.0%
85.0%
80.0%
75.0%
70.0%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Independent Living Secondary markets

Recent Developments and Pipeline

(dollars in millions)

Date	Tenant / Borrower	Investment Type	Yield [1]	Investment
2Q 2025	Encore Senior Living	Construction loan	9.00%	$ 28.0
2Q 2025	Agemark Senior Living	Lease	8.00%	63.5
1Q 2025	Senior Living Hospitality	Loan	9.00%	1.9
1Q 2025	Mainstay [2]	Lease	8.00%	8.6
1Q 2025	Vizion	Loan	9.15%	5.4
1Q 2025	Juniper Communities	Lease	7.95%	46.3
1Q 2025	Generations	Lease	8.00%	21.2
		YTD 2025	8.20%	$ 174.9
4Q 2024	William James Group	Lease	8.50%	$ 6.9
4Q 2024	CFG	Corporate loan	10.00%	25.0
4Q 2024	Spring Arbor Senior Living	Lease	8.23%	121.3
3Q 2024	Sanders Clearsky	Construction loan	9.00%	27.7
2Q 2024	Encore Senior Living [3]	Lease	8.25%	32.1
2Q 2024	Compass Senior Living	Mortgage loan	8.50%	9.5
1Q 2024	Carriage Crossing	Mortgage loan	8.75%	15.0
		Total 2024	8.56%	$ 237.5
		Total	**8.40%**	**$ 412.4**



Significant Pipeline Creates Pathway for External Growth Opportunities

2025 Investments: Closed $174.9 million at an average initial yield of 8.2%

Pipeline: Approximately $331.4 million (excluding large portfolio deals)

Signed LOIs: $126.7 million (8.1% yield) in the pipeline including $71 million in SHOP

Investment History with New & Existing Relationships


New
Existing
Yield
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

1 Represents contractual rent or interest / purchase price.
2 Property acquired in a deed in lieu of foreclosure transaction to satisfy the repayment of a $10.0 million mortgage note receivable.
3 Investment funded partially with the satisfaction of a construction loan and mortgage which contained purchase options for NHI.

Financial Strength Positions NHI for Potential Accretive External Growth

(dollars in millions)

NATIONAL HEALTH INVESTORS

Strong Balance Sheet Provides Ample Liquidity for Investment

- NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA range
- Total liquidity of approximately $865.7 million includes:
    - Approximately 0.9 million shares available to settle under ATM forward sales agreements for proceeds of approximately $68.9 million
    - Approximately $252.8 million of available revolver capacity and an incremental $409.0 million on the ATM
- Subsequent to the end of the quarter, NHI paid off $60.1 million of secured debt and exercised a 6-month extension on the $200 million term loan to December 2025. NHI has an additional 6-month extension option on the term loan
- Investment grade ratings and “stable” outlooks from Moody’s, S&P Global, and Fitch

Liquidity as of March 31, 2025

Cash and Restricted Cash	$	135.0
Credit Facility Availability		252.8
Equity available under ATM forward sale agreements		68.9
ATM assuming settlement of ATM forward sale agreements		409.0
Total Liquidity	$	865.7

Debt Maturity Schedule



Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
In April 2025, $60.1 million of secured debt was repaid and NHI exercised one of the two six-month extension options on the $200 million term loan to extend the maturity to December 2025
$326
$76
$200
$50
$-
$100
$100
$700
$369
$331
$-
$400
$400
2025
2026
2027
2028
2029
Thereafter

Net Debt to Annualized Adjusted EBITDA [1]



5.1x
4.8x
4.9x
4.9x
4.0x
4.5x
4.7x
4.6x
4.6x
4.4x
4.4x
4.4x
4.2x
4.4x
4.1x
4.1x
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

[1] Refer to Appendix for definitions and relevant non-GAAP reconciliations.

Optimization Creating More Invested Capital Efficiency

Optimization Improving ROIC

- Pandemic impacts start in late 2020 with first rent concessions granted
- Dispositions of underperforming properties begins in 2Q21 and included 46 senior housing properties and seven SNFs
- Bickford rent reset and SHOP formation at the beginning of 2Q22
- ROIC improving as dispositions of underperforming assets slow and Normalized FAD stabilizes on solid collections, deferral repayments, limited new concessions, and improving SHOP performance
- 1Q25 ROIC at 8.27% exceeds NHI's weighted average cost of capital



Return on Invested Capital
8.3%
8.3%
8.2%
8.0%
7.9%
7.7%
7.5%
7.3%
7.2%
7.5%
7.6%
7.7%
7.8%
7.7%
7.8%
7.9%
8.1%
8.3%
8.3%
8.3%
8.3%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Refer to Appendix for definitions and relevant non-GAAP reconciliations.

Favorable Industry Dynamics: A Pathway For Long Term Growth

NHI
NATIONAL HEALTH INVESTORS

Supply Growth is Slowing

Inventory growth across the care continuum at 1.2% is near historic lows



Inventory Growth
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
1Q2025
Senior Housing
Independent Living
Assisted Living

New starts in 1Q 2025 were the lowest ever recorded and 64% below the historical average



Senior Housing: Rolling 4-Quarter Units Started
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
1Q2025

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Primary & Secondary markets through 1Q 2025.

Favorable Industry Dynamics: A Pathway For Long Term Growth

NHI NATIONAL HEALTH INVESTORS

Demand Growth is Surging

The 85+ population growth is expected to accelerate to 1.9% by 2030 and 3.5% in the following decade



U.S. 85+ Population (in millions)
5.7
6.3
7.6
10.8
1.0% CAGR
1.9% CAGR
3.5% CAGR
2010
2020
2030E
2040E

Absorption remains well above historic averages resulting in the highest ever number of occupied senior housing units



Absorption
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
1Q2025
Senior Housing
Independent Living
Assisted Living

Source: University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through 1Q 2025.

Appendix: Definitions

ADJUSTED EBITDA & EBITDARM

NHI considers Adjusted EBITDA to be an important supplemental measure because it provides information which is used to evaluate the Company's performance and serves as an indication of the ability to service debt. NHI defines Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes NHI's proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use the Company's definition of Adjusted EBITDA, caution should be exercised when comparing NHI's Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

FAD PAYOUT RATIO

The Funds Available for Distribution (FAD) payout ratio is a metric used in the REIT (Real Estate Investment Trust) industry to gauge the percentage of FAD that a company distributes to shareholders as dividends. The FAD payout ratio is calculated by dividing the company's accrued dividends payable to shareholders by its FAD for the period indicated.

NET OPERATING INCOME

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. NHI defines NOI as total revenues, less tenant reimbursements and property operating expenses. The Company believes NOI provides investors relevant and useful information as it measures the operating performance of properties at the property level on an unleveraged basis. NHI uses NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NAREIT FUNDS FROM OPERATIONS (FFO)

FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP), and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.



Appendix: Definitions

NAREIT FUNDS FROM OPERATIONS (FFO)
FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP) and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.

NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO)
Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of non-real estate assets and liabilities, and recoveries of previous write-downs. FFO and Normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

OCCUPANCY
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. NHI defines occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RETURN ON INVESTED CAPITAL (ROIC)
ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

RevPOR
RevPOR is the average monthly revenue generated by occupied units in the SHOP segment. NHI defines RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.



Appendix: Senior Housing & SNF Dispositions

(dollars in thousands)

NHI
NATIONAL HEALTH INVESTORS

	Operator	Units	Properties	Net Proceeds
Q2 2021	Bickford Senior Living [1]	247	6	$39,924
Q3 2021	Holiday Retirement	1,030	9	119,799
Q3 2021	Senior Living Management	131	1	12,847
Q4 2021	Brookdale Senior Living	76	1	11,880
Q4 2021	Senior Living Management	98	1	7,275
Q4 2021	Genesis Healthcare	180	1	3,723
Q1 2022	Vitality Senior Living	135	1	8,302
Q2 2022	Holiday Retirement	83	1	2,990
Q2 2022	Chancellor Health Care	74	2	7,305
Q2 2022	Bickford Senior Living	67	1	3,857
Q2 2022	Comfort Care Senior Living	237	4	40,000
Q2 2022	Bickford Senior Living	171	2	22,102
Q3 2022	Discovery Senior Living	90	1	8,235
Q3 2022	Discovery Senior Living	148	1	8,144
Q1 2023	BAKA Enterprises	120	1	7,478
Q1 2023	Bickford Senior Living	45	1	2,553
Q2 2023	Milestone Retirement	76	2	3,803
Q2 2023	Chancellor Health Care	25	1	2,355
Q2 2023	Chancellor Health Care	64	1	7,633
Q2 2023	Milestone Retirement	25	1	1,602
Q2 2023	Chancellor Health Care	227	1	23,724
Q3 2023	Chancellor Health Care	29	1	2,923
Q4 2023	Senior Living Management [2]	90	3	5,387
Q2 2024	Senior Living Management	64	2	4,658
Q4 2024	Senior Living Management	141	1	9,731
Q4 2024	Bickford Senior Living	28	1	790
	Total Senior Housing	**4,976**	**48**	**$369,020**
Q3 2022	National Healthcare Corp	780	7	43,686
	Total Senior Housing & SNF	**5,756**	**55**	**$412,706**

[1] Excludes $13.0 million second mortgage provided by NHI
[2] Excludes $1.6 million of seller financing provided by NHI

Reconciliations: FFO, Normalized FFO, Normalized FAD

(unaudited, $ in thousands, except share and per share amounts)		Three Months Ended March 31, 2025		2024
Net income attributable to common stockholders	$	34,113	$	30,915
Elimination of certain non-cash items in net income:				
Real estate depreciation		18,764		17,309
Real estate depreciation related to noncontrolling interests		(413)		(411)
Gains on sales of real estate, net		(114)		(100)
NAREIT FFO attributable to common stockholders		**52,350**		**47,713**
Non-cash write-off of straight-line receivable		-		786
Proxy contest and related		264		-
Normalized FFO attributable to common stockholders		**52,614**		**48,499**
Non-cash lease revenue adjustments, net		(824)		114
Non-real estate depreciation, net		338		164
Amortization of debt issuance costs and discounts, net		974		820
Adjustments related to equity method investments, net		(680)		(513)
Recurring capital expenditures, net		(439)		(554)
Equity method investment non-refundable entrance fees		310		280
Note receivable credit loss expense (benefit)		(14)		10
Non-cash stock-based compensation		2,558		2,155
Transaction costs		1,164		-
Normalized FAD attributable to common stockholders	**$**	**56,001**	**$**	**50,975**
BASIC				
Weighted average common shares outstanding		45,720,496		43,388,841
NAREIT FFO attributable to common stockholders per share	$	1.15	$	1.10
Normalized FFO attributable to common stockholders per share	$	1.15	$	1.12
DILUTED				
Weighted average common shares outstanding		45,878,528		43,424,550
NAREIT FFO attributable to common stockholders per share	$	1.14	$	1.10
Normalized FFO attributable to common stockholders per share	$	1.15	$	1.12

(unaudited, $ in thousands, except share and per share amounts)		Three Months Ended December 31, 2024
Net income attributable to common stockholders	$	43,213
Elimination of certain non-cash items in net income:		
Real estate depreciation		18,370
Real estate depreciation related to noncontrolling interests		(413)
Gains on sales of real estate, net		(4,960)
NAREIT FFO attributable to common stockholders		**56,210**
Non-cash write-off of straight-line receivable		819
Gain on forward equity sale agreement, net		(6,261)
Normalized FFO attributable to common stockholders		**50,768**
Non-cash lease revenue adjustments, net		(1,189)
Non-real estate depreciation, net		271
Amortization of debt issuance costs and discounts, net		1,215
Adjustments related to equity method investments, net		(452)
Recurring capital expenditures, net		(432)
Equity method investment non-refundable entrance fees		477
Note receivable credit loss expense (benefit)		745
Non-cash stock-based compensation		670
Normalized FAD attributable to common stockholders	**$**	**52,073**
BASIC		
Weighted average common shares outstanding		45,117,095
NAREIT FFO attributable to common stockholders per share	$	1.25
Normalized FFO attributable to common stockholders per share	$	1.13
DILUTED		
Weighted average common shares outstanding		45,435,267
NAREIT FFO attributable to common stockholders per share	$	1.24
Normalized FFO attributable to common stockholders per share	$	1.12

Reconciliations: Net Operating Income & Adjusted NOI

(unaudited, dollars in thousands)	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024	
Net Income	$	33,817	$	30,657
Interest		14,337		14,869
Gains on sales of real estate		(114)		(100)
(Gain) loss from equity method investment		(415)		(166)
Franchise, excise and other taxes		269		-
Legal		1,426		-
Loan and realty gains (losses)		(14)		-
General and administrative		6,829		5,642
Depreciation		19,157		17,505
Proxy and related		264		-
Consolidated NOI	**$**	**75,556**	**$**	**68,466**
Non-cash write-off of straight-line rent receivable		—		786
Straight-line revenue		(1,410)		(478)
Amortization of lease incentives		725		723
Amortization of commitment fees and discounts		(92)		(94)
Non-segment/Corporate		(42)		(130)
Adjusted NOI	**$**	**74,737**	**$**	**69,273**

Reconciliations: SHOP NOI

NATIONAL HEALTH INVESTORS

($ in thousands)	2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	Q1 2025
Total revenues	$ 35,796	$ 11,700	$ 11,793	$ 12,367	$ 12,950	$ 48,809	$ 13,256	$ 13,390	$ 13,771	$ 14,004	$ 54,421	$ 13,939
Labor						(16,165)	(4,227)				(17,166)	(4,299)
Dietary						(3,763)	(1,004)				(4,287)	(1,045)
Utilities						(3,537)	(933)				(3,887)	(1,097)
Taxes and insurance						(5,889)	(1,550)				(6,412)	(1,538)
Other senior housing operating expenses	(28,193)	(9,799)	(9,682)	(10,045)	(10,062)	(10,233)	(2,600)	(10,437)	(10,744)	(10,756)	(10,499)	(2,874)
NOI	7,603	1,901	2,111	2,322	2,888	9,222	2,942	2,953	3,027	3,248	12,170	3,086
Depreciation	(6,408)	(2,227)	(2,239)	(2,292)	(2,400)	(9,158)	(2,437)	(2,490)	(2,591)	(2,639)	(10,157)	(2,758)
Net income (loss)	$ 1,195	$ (326)	$ (128)	$ 30	$ 488	$ 64	$ 505	$ 463	$ 436	$ 609	$ 2,013	$ 328

Reconciliations: Adjusted EBITDA

(unaudited, dollars in thousands)	Three Months Ended March 31, 2025	2024
Net income	$ 33,817	$ 30,657
Interest expense	14,337	14,869
Franchise, excise, and other taxes	269	(187)
Depreciation	19,157	17,505
NHI's share of EBITDA adjustments for unconsolidated entities	-	719
Gains on sales of real estate, net	(114)	(100)
Write-off of transaction costs	608	-
Note receivable credit loss	(14)	(10)
Adjusted EBITDA	$ 68,060	$ 64,259
Interest expense at contractual rates	$ 13,359	$ 14,088
Principal payments	112	105
Fixed Charges	$ 13,471	$ 14,193
Fixed Charge Coverage	5.1x	4.5x
Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$ 1,262,985	
Less: cash and cash equivalents	(135,004)	
Consolidated Net Debt	$ 1,127,981	
Adjusted EBITDA	$ 68,060	
Annualizing Adjustment	204,180	
Annualized impact of recent investments	4,798	
	$ 277,038	
Consolidated Net Debt to Adjusted EBITDA	4.1x	

Reconciliations: Adjusted EBITDA

(dollars in thousands)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q4 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net income	$ 39,230	$ 30,849	$ 6,505	$ 8,246	$ 21,466	$ 34,230	$ 1,558	$ 34,183	$ 39,448	$ 29,033	$ 31,718	$ 30,657	$ 34,952	$ 28,242	$ 42,788	$ 33,817
Interest expense	12,840	12,715	12,282	10,198	10,862	11,412	12,445	14,027	14,194	15,086	14,852	14,869	14,854	14,939	15,241	14,337
Franchise, excise and other taxes	232	244	79	244	225	225	150	183	258	2	7	(187)	47	83	94	269
Depreciation	20,658	20,035	19,299	18,272	17,772	17,533	17,303	17,617	17,730	17,515	17,112	17,505	17,490	17,768	18,680	19,157
Unconsolidated EBITDA	798	678	678	678	713	713	917	495	706	583	583	719	-	-	-	-
NR credit loss expense	1,221	(37)	(185)	(76)	(47)	1,803	8,676	(756)	55	786	(351)	10	452	3,434	745	(14)
Other items	(6,484)	1,880	23,075	23,913	18,444	(4,332)	18,234	(3,559)	(11,182)	436	(1,221)	686	(863)	(102)	819	494
Adjusted EBITDA	$ 68,495	$ 66,364	$ 61,733	$ 61,475	$ 69,435	$ 61,584	$ 59,283	$ 62,190	$ 61,208	$ 63,441	$ 62,700	$ 64,259	$ 66,932	$ 64,364	$ 67,146	$ 68,060
Total debt	$ 1,434,744	$ 1,285,287	$ 1,242,883	$ 1,249,044	$ 1,104,495	$ 1,114,999	$ 1,147,511	$ 1,176,014	$ 1,134,815	$ 1,144,438	$ 1,135,051	$ 1,139,266	$ 1,136,035	$ 1,136,302	$ 1,146,041	$ 1,262,985
Cash and equivalents	$ (32,544)	$ (48,393)	$ (37,412)	$ (36,121)	$ (43,435)	$ (28,811)	$ (19,291)	$ (13,875)	$ (17,411)	$ (16,579)	$ (22,347)	$ (11,357)	$ (14,766)	$ (15,550)	$ (24,289)	$ (135,004)
Net debt	$ 1,402,200	$ 1,236,894	$ 1,205,471	$ 1,212,923	$ 1,061,060	$ 1,086,188	$ 1,128,220	$ 1,162,139	$ 1,117,404	$ 1,127,859	$ 1,112,704	$ 1,127,909	$ 1,121,269	$ 1,120,752	$ 1,1221,752	$ 1,127,981
Annualized EBITDA	$ 273,981	$ 265,456	$ 246,932	$ 245,900	$ 277,741	$ 246,334	$ 237,131	$ 248,760	$ 244,832	$ 253,765	$ 250,801	$ 257,035	$ 267,728	$ 257,456	$ 268,584	$ 272,240
Impact of recent investments	$ (953)	$ (7,915)	$ (2,364)	$ (42)	$ (11,792)	$ (2,752)	$ 682	$ 2,086	$ (2,429)	$ 473	$ (107)	$ 85	$ 2,341	$ (194)	$ 3,717	$ 4,798
Adjusted annualized EBITDA	$ 273,028	$ 257,541	$ 244,568	$ 245,858	$ 265,949	$ 243,582	$ 237,813	$ 250,846	$ 242,403	$ 254,238	$ 250,693	$ 257,121	$ 270,069	$ 257,262	$ 272,301	$ 277,038
Net Debt / Adj. EBITDA	5.1x	4.8x	4.9x	4.9x	4.0x	4.5x	4.7x	4.6x	4.6x	4.4x	4.4x	4.4x	4.2x	4.4x	4.1x	4.1x

Reconciliations: ROIC

NATIONAL HEALTH INVESTORS

(dollars in thousands)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Total Assets	$ 3,166,971	$ 3,139,273	$ 3,120,346	$ 3,183,273	$ 3,077,445	$ 2,912,177	$ 2,838,876	$ 2,802,503	$ 2,587,291
Add: Accumulated Depreciation	555,762	576,605	597,638	618,299	622,943	593,215	576,668	582,175	593,036
Less: Straight-line Receivable	(89,090)	(92,418)	(95,703)	(98,354)	(97,723)	(99,895)	(96,198)	(94,739)	(79,697)
Invested Capital	$ 3,633,643	$ 3,623,460	$ 3,622,281	$ 3,703,218	$ 3,602,665	$ 3,405,497	$ 3,319,346	$ 3,289,939	$ 3,100,630
Normalized FAD	$ 60,925	$ 60,270	$ 59,003	$ 59,551	$ 52,839	$ 51,173	$ 45,911	$ 52,669	$ 56,279
Add: Contractual Interest	12,832	11,907	11,537	12,230	12,188	12,085	11,668	9,558	10,262
FAD before contractual interest	$ 73,757	$ 72,177	$ 70,540	$ 71,781	$ 65,027	$ 63,258	$ 57,579	$ 62,227	$ 66,541
TTM Invested Capital	$ 3,511,852	$ 3,555,284	$ 3,593,428	$ 3,639,943	$ 3,637,053	$ 3,591,424	$ 3,530,601	$ 3,464,133	$ 3,343,616
TTM Normalized FAD plus contractual interest	$ 290,548	$ 290,094	$ 289,023	$ 288,256	$ 279,525	$ 270,606	$ 257,645	$ 248,091	$ 249,605
Return on Invested Capital	8.27%	8.16%	8.04%	7.92%	7.69%	7.53%	7.30%	7.16%	7.47%

(dollars in thousands)	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25
Total Assets	$ 2,508,785	$ 2,507,424	$ 2,533,230	$ 2,498,495	$ 2,499,090	$ 2,488,480	$ 2,478,125	$ 2,476,912	$ 2,460,090	$ 2,614,371	$ 2,782,885
Add: Accumulated Depreciation	599,423	611,688	625,743	638,631	656,155	673,276	690,790	705,829	723,606	742,295	761,462
Less: Straight-line Receivable	(81,959)	(76,895)	(79,103)	(82,295)	(83,549)	(84,713)	(84,257)	(85,321)	(86,334)	(87,150)	(88,311)
Invested Capital	$ 3,026,249	$ 3,042,217	$ 3,079,870	$ 3,054,831	$ 3,071,696	$ 3,077,043	$ 3,084,659	$ 3,097,420	$ 3,097,362	$ 3,269,516	$ 3,456,036
Normalized FAD	$ 47,378	$ 44,712	$ 47,739	$ 44,586	$ 48,171	$ 47,347	$ 50,975	$ 51,780	$ 49,383	$ 52,071	$ 56,001
Add: Contractual Interest	10,821	11,847	13,440	13,612	14,387	14,164	14,088	14,028	14,129	14,066	13,359
FAD before contractual interest	$ 58,199	$ 56,559	$ 61,179	$ 58,198	$ 62,558	$ 61,511	$ 65,063	$ 65,808	$ 63,512	$ 66,137	$ 66,137
TTM Invested Capital	$ 3,228,332	$ 3,155,676	$ 3,107,781	$ 3,060,759	$ 3,054,973	$ 3,065,131	$ 3,073,620	$ 3,077,130	$ 3,085,636	$ 3,125,200	$ 3,200,999
TTM Normalized FAD plus contractual interest	$ 244,546	$ 243,526	$ 242,479	$ 234,136	$ 238,495	$ 243,447	$ 247,329	$ 254,939	$ 255,893	$ 260,518	$ 264,815
Return on Invested Capital	7.58%	7.72%	7.80%	7.65%	7.81%	7.94%	8.05%	8.28%	8.29%	8.34%	8.27%